AMENDMENT NO. 4
and
SCHEDULED DETERMINATION
OF THE BORROWING BASE
dated as of April 4, 2008
to the CREDIT AGREEMENT
dated as of November 21, 2006
among
SANDRIDGE ENERGY, INC.
as the Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer
and
The Other Lenders Party Thereto
BANC OF AMERICA SECURITIES LLC,
Sole Lead Arranger and Sole Book Manager

AMENDMENT NO. 4 AND
SCHEDULED DETERMINATION OF THE BORROWING BASE
     AMENDMENT AND SCHEDULED DETERMINATION (this “Amendment”) dated as of April 4, 2008 under the Credit Agreement dated as of November 21, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (f/k/a Riata Energy, Inc.) (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.
     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and
     WHEREAS, the Administrative Agent proposes to increase the Borrowing Base amount in accordance with the Scheduled Determination procedure set forth in Section 2.05 of the Credit Agreement;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is amended by deleting the definition of “Guarantors” in its entirety and by substituting in lieu thereof the new definition of “Guarantors” to read in its entirety as follows:
     “Guarantors” means, collectively, (i) SandRidge Holdings, Inc., SandRidge Exploration and Production, LLC (f/k/a NEG Operating LLC), SandRidge Onshore, LLC (f/k/a National Onshore LP), SandRidge Offshore, LLC (f/k/a National Offshore LP), SandRidge Midstream Inc. (f/k/a ROC Gas Company), SandRidge Operating Company (f/k/a Alsate Management and Investment Company), Integra Energy, L.L.C., and SandRidge Tertiary, LLC, (f/k/a Petrosource Production Company, LP) and (ii) each Person which becomes a Guarantor after the Closing Date pursuant to Section 6.12.

     (b) Section 2.03(g) of the Credit Agreement is amended by replacing the reference to “2.05” contained in the sixth line thereof with “2.06”.
     (c) Section 2.05(b)(ii) of the Credit Agreement is amended by replacing the words “the Borrower may request the Lenders to make additional determinations of the Borrowing Base (x) twice during the twelve months following the Closing Date and (y) thereafter once during each twelve month interval between Scheduled Determinations” contained in the first four lines thereof with the words “the Borrower may request the Lenders to make additional determinations of the Borrowing Base twice during any twelve month interval between Scheduled Determinations”.
     (d) Section 6.12(b) of the Credit Agreement is amended by replacing the reference to “6.12(c)” contained in the tenth line thereof with “6.12(b)”.
     (e) Section 7.03(b) of the Credit Agreement is amended by replacing the dollar amount “$1,200,000,000” contained therein with the dollar amount “$1,000,000,000”.
     (f) Section 7.03 of the Credit Agreement is amended by deleting the word “and” at the end of clause (l), by replacing “.” at the end of clause (m) with “; and”, and by adding a new clause (n) thereto that reads in its entirety as follows:
     “(n) other unsecured Indebtedness not permitted by the previous clauses in an aggregate principal amount not to exceed $750,000,000 at any time outstanding; provided that such Indebtedness (A) requires no scheduled amortization prior to the 6th anniversary of the Closing Date and (B) is otherwise on market terms and conditions; and provided further that during any period in which the aggregate principal amount of any such outstanding unsecured Indebtedness permitted by this subsection (n) exceeds $400,000,000, the Borrowing Base shall automatically be reduced by 30% of the amount of such excess.
     (g) Section 10.06(b)(iv) of the Credit Agreement is amended by inserting after the words “a processing and recordation fee” contained in the third line thereof the following words: “payable by the assignor (subject to Section 10.13(a)) directly to the Administrative Agent”.
     SECTION 3. Release of Guarantee. Lariat is hereby released from any obligations as a Guarantor under the Guaranty to the extent assumed by Lariat as the surviving party of the merger of Lariat Compression Company with and into Lariat.
     SECTION 4. Proposal to Increase the Borrowing Base. Based on the Engineering Report and other information concerning the businesses and properties of the Borrower and its Subsidiaries (including their Oil and Gas

Properties and the reserves and production relating thereto) received pursuant to Sections 2.05(b)(i) and 6.01(d) of the Credit Agreement by the Administrative Agent from the Borrower, the Administrative Agent, pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) of the Credit Agreement, hereby proposes to the Lenders for their approval to increase the amount of the Borrowing Base from $700,000,000 to $1,200,000,000.
     SECTION 5. Approval by Lenders. In accordance with Section 2.05(b)(iii) of the Credit Agreement, the undersigned Lenders hereby approve the new amount of the Borrowing Base as proposed by the Administrative Agent under Section 3 above.
     SECTION 6. Increase in Aggregate Commitments.
     (a) On the effective date of the increase of the Borrowing Base pursuant to this Amendment, (i) the Aggregate Commitments shall be increased from $750,000,000 to $1,750,000,000, (ii) each Person listed on the signature pages hereof which is not a party to the Agreement (a “New Lender”) shall become a Lender party to the Agreement and (iii) the Commitment and Applicable Percentage of each Lender shall be reset and shall equal to such amounts and percentages set forth opposite such Lender’s name on Schedule A attached hereto (such Commitments and Applicable Percentages as so reset, the “Reset Commitments”).
     (b) On the effective date of the Reset Commitments pursuant to this Amendment:
     (i) Committed Loans outstanding on such effective date shall be reallocated among the Lenders by way of assignment and assumption in accordance with Section 7 hereof, such that all outstanding Committed Loans are held by the Lenders in proportion to their respective Reset Commitments; and
     (ii) the participations in all outstanding Letters of Credit shall be determined such that all L/C Obligations are held by the Lenders in proportion to their respective Reset Commitments.
     (c) For the avoidance of doubt, Section 6(b) and Section 7 are intended to effect a reallocation of the outstanding Loans in accordance with the Reset Commitments, and nothing in this Amendment shall be deemed to constitute a novation of the credit facility under the Credit Agreement or of the Loans thereunder, and shall not impair in any respect any Lien securing the Obligations.
     SECTION 7. Assignment and Assumption.
     (a) On and effective as of the Effective Date (and subject to the conditions set forth in Section 13(b)) (A) each Lender with an amount opposite its name under the column “Assigned Amount” on Schedule A (each such Lender, an “Assignor” and each such amount, the “Assigned Amount”) hereby irrevocably assigns and sells to Assignees (as defined below) an amount of its Loans equal to the Assigned Amount and (B) each Lender with an amount opposite its name under the column “Assumed Amount” on Schedule A (each such Lender, an “Assignee” and each such amount, the “Assumed Amount”) hereby severally irrevocably purchases and assumes an amount of Loans from Assignors in an aggregate amount for all assumptions made by each Assignee equal to its Assumed Amount.
     (b) Each Assignor hereby makes the representations and warranties that are provided for in Section 1.1 of the Standard Terms and Conditions to the form Assignment & Acceptance set forth in Exhibit E of the Credit Agreement with respect to its Assigned Amount (as though it were the “Assigned Interest” thereunder). Each Assignee hereby makes such representations and warranties that are provided for in Section 1.2 of the Standard Terms and Conditions to the form Assignment & Acceptance set forth in Exhibit E of the Credit Agreement with respect to its Assumed Amount (as though it were the “Assigned Interest” thereunder). Each of the parties to this Amendment agrees that the assignments and assumptions provided for in this Section 7 comply with the requirements for an assignment and assumption of Loans under Section 10.06 of the Credit Agreement, notwithstanding the formal requirements set forth therein, and that the processing and recordation fee provided for in Section 10.06(b)(iv) of the Credit Agreement shall not be payable.
     (c) Not later than 12:00 Noon (Dallas time) on the Effective Date, each Assignee shall make available the full amount of its Assumed Amount in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 10.02 of the Credit Agreement. Unless the Administrative Agent determines that any applicable condition specified in Section 13(b) has not been satisfied, the Administrative Agent will make the funds so received from the Assignees available to the Assignors, as consideration for and in ratable proportion to their respective Assigned Amounts.
     SECTION 8. Fee. On the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Lender with an Exposure Increase (as defined below) a fee equal to (i) for each Lender with an Exposure Increase of $25,000,000 or more, 0.20% of such Lender’s Exposure Increase and (ii) for each Lender with an Exposure Increase of less than $25,000,000, 0.15% of such Lender’s Exposure Increase. As used above, the “Exposure Increase” of any Lender is the amount (if any) by which (x) such Lender’s Applicable Percentage multiplied by the Borrowing Base, in each case determined immediately after giving effect to any changes thereto on the Effective Date exceeds (y) such Lender’s Applicable Percentage multiplied by the Borrowing Base, in each case determined immediately before the Effective Date.

     SECTION 9. Reaffirmation of Guarantee and Security. Each Loan Party (i) consents to this Amendment, (ii) affirms that (A) the terms of the Guaranty guarantee, and shall continue to guarantee, all of the Obligations and (B) the terms of the Security Agreement secure, and shall continue to secure, all of the Obligations, in each case after giving effect to this Amendment and (iii) acknowledges and agrees that after giving effect to this Amendment, the Guaranty, the Security Agreement and all other Loan Documents are, and shall continue to be, in full force and effect, unimpaired or affected in any respect by this Amendment and the transactions contemplated hereby, and are hereby ratified in all respects.
     SECTION 10. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment in whole or in part pursuant to Section 9 hereof, (i) the representations and warranties set forth in Article V of the Credit Agreement will be true and correct and (ii) no Default will have occurred and be continuing.
     SECTION 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 13. Effectiveness.
     (a) The amendments to the Credit Agreement set forth in Section 2, the release of the Guarantee pursuant to Section 3 and reaffirmation of the guaranty and security pursuant to Section 9 of this Amendment shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and each Loan Party.
     (b) The increase in the amount of the Borrowing Base and the Aggregate Commitments pursuant to Sections 4 through 6 and other amendments and transactions contemplated by Sections 4 through 8 of this Amendment, shall become effective on and as of the date hereof (the “Effective Date”), provided that the Administrative Agent shall have received the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent:

     (i) counterparts hereof duly executed by each of the Lenders (including each New Lender) and each Loan Party;
     (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;
     (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
     (iv) a favorable opinion of Vinson and Elkins LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in the opinion letter of Vinson & Elkins LLP dated November 21, 2006, delivered in connection with the Credit Agreement, in each case after giving effect to this Amendment and the transactions contemplated hereby;
     (v) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies, or an exhibit, of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
     (vi) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(b) and (c) of the Credit Agreement have been satisfied and (B) that there has been no event or circumstance since December 31, 2007 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
     (vii) certificates attesting to the Solvency of each Loan Party before and after giving effect to this Amendment and the incurrence of indebtedness under the Credit Agreement, from its chief financial officer;

     (viii) such other certificates, documents, or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require; and
     (ix) evidence that any fees required to be paid on or before the Effective Date shall have been paid.
     SECTION 14. Post-Effectiveness Condition. Within 30 days of the Effective Date, the Borrower shall deliver, each in form and substance satisfactory to the Administrative Agent:
     (i) evidence that counterparts of all necessary amendments to Mortgages as well as all affidavits regarding the change in the name and organization of the mortgagors have been duly executed, acknowledged and delivered and have been duly filed or recorded in all filing or recording offices that the Administrative Agent may deem necessary in order to preserve a valid first and subsisting Lien (subject to Permitted Liens) on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid; and
     (ii) evidence that all other action that the Administrative Agent may reasonably deem necessary or desirable in order to preserve valid first and subsisting Liens (subject to Permitted Liens) on the property described in the Mortgages has been taken.
     Failure to timely perform the obligations under Section 14 shall give rise to an Event of Default under the Credit Agreement.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
Proposed, Consented to and Accepted by:
ADMINISTRATIVE AGENT
BANK OF AMERICA, N.A.,
as Administrative Agent,
L/C Issuer and Swing Line Lender

By:

Name:
Title:

Approved by: LENDERS BANK OF AMERICA, N.A., as Lender
By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.
By:
Name:
Title:

ROYAL BANK OF CANADA
By:
Name:
Title:

BARCLAYS BANK PLC
By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:
Name:
Title:

By:
Name:
Title:

BANK OF OKLAHOMA, N.A.
By:
Name:
Title:

COMERICA BANK
By:
Name:
Title:

THE BANK OF NOVA SCOTIA
By:
Name:
Title:

SUN TRUST BANK
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC.
By:
Name:
Title:

AMARILLO NATIONAL BANK
By:
Name:
Title:

MIDFIRST BANK
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

WELLS FARGO BANK, NA
By:
Name:
Title:

BANK OF SCOTLAND
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:

ALLIED IRISH BANKS P.L.C.
By:
Name:
Title:

FORTIS CAPITAL CORP.
By:
Name:
Title:

CALYON NEW YORK BRANCH
By:
Name:
Title:

MORGAN STANLEY BANK
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION
By:
Name:
Title:

COMPASS BANK
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

GOLDMAN SACHS BANK USA
By:
Name:
Title:

STERLING BANK
By:
Name:
Title:

LOAN PARTIES SANDRIDGE ENERGY, INC.
By:
Name:
Title:

SANDRIDGE HOLDINGS, INC.
By:
Name:
Title:

SANDRIDGE EXPLORATION AND PRODUCTION, LLC (F/K/A NEG OPERATING LLC)
By:
Name:
Title:

SANDRIDGE ONSHORE, LLC (F/K/A NATIONAL ONSHORE LP)
By:
Name:
Title:

SANDRIDGE OFFSHORE, LLC (F/K/A NATIONAL OFFSHORE LP)
By:
Name:
Title:

SANDRIDGE MIDSTREAM INC. (F/K/A ROC GAS COMPANY)
By:
Name:
Title:

SANDRIDGE OPERATING COMPANY (F/K/A ALSATE MANAGEMENT AND INVESTMENT COMPANY)
By:
Name:
Title:

INTEGRA ENERGY, L.L.C.
By:
Name:
Title:

SANDRIDGE TERTIARY, LLC, (F/K/A PETROSOURCE PRODUCTION COMPANY, LP)
By:
Name:
Title:

SCHEDULE A
COMMITMENTS
AND APPLICABLE PERCENTAGES

		Applicable	Borrowing	Assigned	Assumed
Lender	Commitment	Percentage	Base	Amount	Amount
Bank of America, N.A.	$110,450,520.84	6.311458334%	$75,737,500		$65,647.31
Barclays Bank PLC	$110,450,520.83	6.311458333%	$75,737,500		$65,647.37
The Royal Bank of Scotland plc	$110,450,520.83	6.311458333%	$75,737,500		$5,051,807.91
Union Bank of California, N.A.	$110,450,520.83	6.311458333%	$75,737,500		$65,647.37
Wells Fargo Bank, N.A.	$110,450,520.83	6.311458333%	$75,737,500		$2,615,647.37
BNP Paribas	$90,416,666.67	5.166666667%	$62,000,000		$2,132,589.16
Calyon New York Branch	$90,416,666.67	5.166666667%	$62,000,000	$303,571.38
Fortis Capital Corp.	$90,416,666.67	5.166666667%	$62,000,000	$303,571.38
JPMorgan Chase Bank, N.A.	$90,416,666.67	5.166666667%	$62,000,000		$13,175,000.00
The Bank of Nova Scotia	$80,208,333.33	4.583333333%	$55,000,000		$645,089.16
Compass Bank	$80,208,333.33	4.583333333%	$55,000,000		$11,687,500.00
Deutsche Bank Trust Company Americas	$80,208,333.33	4.583333333%	$55,000,000		$645,089.16
Credit Suisse	$64,166,666.67	3.666666667%	$44,000,000	$6,678,571.38
Royal Bank of Canada	$64,166,666.67	3.666666667%	$44,000,000	$6,678,571.38
U.S. Bank National Association	$58,333,333.33	3.333333333%	$40,000,000	$4,978,571.38
Bank of Scotland	$53,958,333.33	3.083333333%	$37,000,000	$5,616,071.38
Allied Irish Banks P.L.C.	$51,041,666.67	2.916666667%	$35,000,000	$3,604,910.84
Sun Trust Bank	$51,041,666.67	2.916666667%	$35,000,000	$3,604,910.84
BMO Capital Markets Financing, Inc.	$44,205,729.17	2.526041667%	$30,312,500	$4,601,004.59
Bank of Oklahoma, N.A.	$36,458,333.33	2.083333333%	$25,000,000	$1,973,214.16
Comerica Bank	$36,458,333.33	2.083333333%	$25,000,000	$5,729,910.84
Sterling Bank	$36,458,333.33	2.083333333%	$25,000,000		$5,312,500.00
Sumitomo Mitsui Banking Corporation	$36,458,333.33	2.083333333%	$25,000,000		$5,312,500.00
MidFirst Bank	$29,166,666.67	1.666666667%	$20,000,000	$3,035,714.16
Morgan Stanley Bank	$29,166,666.67	1.666666667%	$20,000,000	$303,571.10
Goldman Sachs Bank USA	$4,375,000.00	0.250000000%	$3,000,000		$637,500.00
Total:	$1,750,000,000	100.000000000%	$1,200,000,000	$47,412,164.81	$47,412,164.81